UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 6, 2024

MEDICAL PROPERTIES TRUST, INC.
MPT OPERATING PARTNERSHIP, L.P.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32559	20-0191742
Delaware	333-177186	20-0242069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)
1000 Urban Center Drive, Suite 501
Birmingham,
AL
35242
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(205)
969-3755

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events
On May 6, 2024, Steward Health Care System LLC (“Steward”) filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas. Affiliates of Steward lease 36 healthcare facilities from Medical Properties Trust, Inc. and its affiliates (together, the “Company”) pursuant to two master lease agreements with fixed terms ending October 2041. In addition to the master leases, the Company holds a working capital and other loans to Steward, in addition to a $362 million loan to affiliates of Steward. The Company also
holds
a
9.9% equity investment in Steward.
Steward’s bankruptcy filing constitutes a default under the terms of the Company’s master leases and loan agreements with Steward, and imposes a stay of the Company’s ability to exercise contractual rights with respect to these defaults. The Company intends to
engage in negotiations with Steward and other stakeholders and to continue to pursue all legal remedies to maximize the Company’s recovery with respect to its Steward investments and to facilitate an orderly transition across Steward’s footprint. The outcome of any such negotiations and remedies is uncertain at this time and will be subject in all cases to the approval of the bankruptcy court.
Subject to approval by the bankruptcy court (including with regards to financing terms), the Company anticipates entering into agreements to provide debtor-in-possession
financing to Steward up to $
75
 million.
Safe Harbor Disclosure
This Current Report on Form
8-K
includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, future expansion and development activities, asset sales and other liquidity transactions, expected returns on investments and expected financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that the Company is not able to recover deferred rent or its other investments in Steward at full value, within a reasonable time period or at all; (ii) the risks and uncertainties associated with the Company’s ability to pursue legal remedies in the Steward bankruptcy, including any restructuring of its various investments in Steward, and (iii) such other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.
Date: May 7, 2024